EXHIBIT (q)(2)

POWER OF ATTORNEY

Cynthia E. Frost and George J. Gorman, as Trustees/Directors of the Trusts, Corporations and Portfolios listed on Schedule A attached hereto (collectively, the “Entities”), do hereby severally constitute and appoint Thomas E. Faust Jr., Maureen A. Gemma, James F. Kirchner or Deidre E. Walsh, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any Registration Statement on the prescribed form (including, but not limited to, Form N-1A, Form N-2 or Form N-14) and any and all amendments (including pre-effective and post-effective amendments) to a Registration Statement filed with the Securities and Exchange Commission on behalf of each of the respective Entities listed on Schedule A, in respect of shares or units of beneficial interest or common stock and other documents and papers relating thereto:

IN WITNESS WHEREOF we have hereunto set our hands on the date set forth opposite our respective signatures.

Signature	Title	Date
/S/ Cynthia E. Frost Cynthia E. Frost	Trustee/Director	May 29, 2014
/s/ George J. Gorman George J. Gorman	Trustee/Director	May 29, 2014

POWER OF ATTORNEY

SCHEDULE A

Eaton Vance Growth Trust

Eaton Vance Investment Trust

Eaton Vance Municipals Trust

Eaton Vance Municipals Trust II

Eaton Vance Mutual Funds Trust

Eaton Vance Series Fund, Inc.

Eaton Vance Series Trust

Eaton Vance Series Trust II

Eaton Vance Special Investment Trust

Eaton Vance Variable Trust

Eaton Vance California Municipal Bond Fund

Eaton Vance California Municipal Bond Fund II

Eaton Vance California Municipal Income Trust

Eaton Vance Diversified Emerging Markets Local Income Fund, Inc.

Eaton Vance Enhanced Equity Income Fund

Eaton Vance Enhanced Equity Income Fund II

Eaton Vance Floating-Rate Income Plus Fund

Eaton Vance Floating-Rate Income Trust

Eaton Vance Limited Duration Income Fund

Eaton Vance Massachusetts Municipal Bond Fund

Eaton Vance Massachusetts Municipal Income Trust

Eaton Vance Michigan Municipal Bond Fund

Eaton Vance Michigan Municipal Income Trust

Eaton Vance Multi-Sector Income Trust

Eaton Vance Municipal Bond Fund

Eaton Vance Municipal Bond Fund II

Eaton Vance Municipal Income Trust

Eaton Vance Municipal Income Term Trust

Eaton Vance National Municipal Opportunities Trust

Eaton Vance New Jersey Municipal Bond Fund

Eaton Vance New Jersey Municipal Income Trust

Eaton Vance New York Municipal Bond Fund

Eaton Vance New York Municipal Bond Fund II

Eaton Vance New York Municipal Income Trust

Eaton Vance Ohio Municipal Bond Fund

Eaton Vance Ohio Municipal Income Trust

Eaton Vance Pennsylvania Municipal Bond Fund

Eaton Vance Pennsylvania Municipal Income Trust

Eaton Vance Preferred Dividend Income Trust

Eaton Vance Risk-Managed Diversified Equity Income Fund

Eaton Vance Risk-Managed Equity Income Opportunities Fund

Eaton Vance Senior Floating-Rate Trust

Eaton Vance Senior Income Trust

Eaton Vance Short Duration Diversified Income Fund

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund

Eaton Vance Tax-Advantaged Dividend Income Fund

Eaton Vance Tax-Advantaged Global Dividend Income Fund

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

Eaton Vance Tax-Managed Buy-Write Income Fund

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

Eaton Vance Tax-Managed Diversified Equity Income Fund

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

eUNITsTM 2 Year International Equity Market Participation Trust:  Upside to Cap / Buffered Downside

eUnitsTM 2 Year U.S. Market Participation Trust III:  Upside to Cap / Buffered Downside

eUnitsTM 2 Year U.S. Market Participation Trust IV:  Upside to Cap / Buffered Downside

eUnitsTM 2 Year U.S. Market Participation Trust V:  Upside to Cap / Buffered Downside

eUnitsTM 2 Year U.S. Market Participation Trust VI:  Upside to Cap / Buffered Downside

     Portfolio Name

     Trust Name

Asian Small Companies Portfolio

Eaton Vance Growth Trust

Bond Portfolio

Eaton Vance Special Investment Trust

Boston Income Portfolio

Eaton Vance Mutual Funds Trust

Eaton Vance Series Trust II

CMBS Portfolio

Eaton Vance Mutual Funds Trust

Eaton Vance Special Investment Trust

Currency Income Advantage Portfolio

Eaton Vance Mutual Funds Trust

Dividend Builder Portfolio

Eaton Vance Special Investment Trust

Emerging Markets Local Income Portfolio

Eaton Vance Mutual Funds Trust

Floating Rate Portfolio

Eaton Vance Mutual Funds Trust

Eaton Vance Special Investment Trust

Global Macro Absolute Return Advantage Portfolio

Eaton Vance Mutual Funds Trust

Global Macro Portfolio

Eaton Vance Mutual Funds Trust

Global Opportunities Portfolio

Eaton Vance Mutual Funds Trust

Government Obligations Portfolio

Eaton Vance Mutual Funds Trust

Greater India Portfolio

Eaton Vance Special Investment Trust

High Income Opportunities Portfolio

Eaton Vance Mutual Funds Trust

Inflation-Linked Securities Portfolio

Eaton Vance Special Investment Trust

International Income Portfolio

Eaton Vance Mutual Funds Trust

Investment Grade Income Portfolio

Eaton Vance Special Investment Trust

Large-Cap Core Research Portfolio

Eaton Vance Mutual Funds Trust

Eaton Vance Special Investment Trust

Large-Cap Growth Portfolio

Eaton Vance Special Investment Trust

Large-Cap Value Portfolio

Eaton Vance Special Investment Trust

MSAM Completion Portfolio

Eaton Vance Mutual Funds Trust

MSAR Completion Portfolio

Eaton Vance Mutual Funds Trust

Parametric Market Neutral Portfolio

Eaton Vance Mutual Funds Trust

Senior Debt Portfolio

Eaton Vance Mutual Funds Trust

Short Duration High Income Portfolio

Eaton Vance Mutual Funds Trust

Short-Term U.S. Government Portfolio

Eaton Vance Mutual Funds Trust

Eaton Vance Special Investment Trust

SMID-Cap Portfolio

Eaton Vance Growth Trust

Tax-Managed Growth Portfolio

Eaton Vance Mutual Funds Trust

Eaton Vance Series Trust

Tax-Managed International Equity Portfolio

Eaton Vance Mutual Funds Trust

Tax-Managed Multi-Cap Growth Portfolio

Eaton Vance Mutual Funds Trust

Tax-Managed Small-Cap Portfolio

Eaton Vance Mutual Funds Trust

Tax-Managed Small-Cap Value Portfolio

Eaton Vance Mutual Funds Trust

Tax-Managed Value Portfolio

Eaton Vance Mutual Funds Trust

Worldwide Health Sciences Portfolio

Eaton Vance Growth Trust

012_0233.doc